UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

UNITED AIRLINES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Stockholders of United Airlines Holdings, Inc. (the “Company”) held on May 24, 2023 (the “Annual Meeting”), the Company’s stockholders approved the First Amendment (the “Plan Amendment”) to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan (the “2021 Plan”). The Plan Amendment increases by 2,200,000 the maximum number of shares of common stock authorized to be issued under the 2021 Plan. Further information regarding the Plan Amendment was provided in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2023 (the “Proxy Statement”).

At the Annual Meeting, the Company’s stockholders also approved the Amended and Restated United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan (“Amended and Restated DEIP”). The Amended and Restated DEIP increased the total number of shares of common stock authorized for issuance by 300,000 shares and reflects certain other administrative changes. Further information regarding the Amended and Restated DEIP was provided in the Proxy Statement.

The foregoing descriptions of the Plan Amendment and the Amended and Restated DEIP do not purport to be complete and are qualified in their entirety by reference to the complete text of the Plan Amendment and the Amended and Restated DEIP, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       The Company held its Annual Meeting on May 24, 2023.

(b)       The matters submitted to a vote at the Annual Meeting and the voting results of such matters are as follows:

Item 1 – Election of Directors. Holders of the Company’s common stock elected each of the 11 directors nominated by the Company’s Board of Directors to serve as directors of the Company, each for a term expiring at the annual meeting of stockholders in 2024 and until his or her successor has been elected and qualified or his or her earlier death, resignation or removal, based upon the votes set forth in the table below:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Carolyn Corvi	193,107,291	6,157,501	531,991	60,482,642
Matthew Friend	195,445,490	3,849,152	502,141	60,482,642
Barney Harford	196,102,546	3,104,379	589,858	60,482,642
Michele J. Hooper	193,281,511	5,889,343	625,929	60,482,642
Walter Isaacson	190,609,868	8,614,001	572,914	60,482,642
James A. C. Kennedy	194,383,159	4,842,245	571,379	60,482,642
J. Scott Kirby	195,205,608	4,105,770	485,405	60,482,642
Edward M. Philip	177,236,729	21,973,713	586,341	60,482,642
Edward L. Shapiro	191,800,003	7,415,944	580,836	60,482,642
Laysha Ward	180,824,016	18,364,271	608,496	60,482,642
James M. Whitehurst	190,583,066	8,670,403	543,314	60,482,642

The United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (the “ALPA”), the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock, which provides the ALPA with the right to elect one member to the Company’s Board of Directors at each annual meeting of stockholders of the Company, elected Captain Garth Thompson at the Annual Meeting to serve as a director of the Company for a term expiring at the annual meeting of stockholders in 2024 and until his successor has been elected and qualified or his earlier death, resignation or removal.

The International Association of Machinists and Aerospace Workers (the “IAM”), the sole holder of the Company’s Class IAM Junior Preferred Stock, which provides the IAM with the right to elect one member to the Company’s Board of Directors at each annual meeting of stockholders of the Company, elected Richard Johnsen at the Annual Meeting to serve as a director of the Company for a term expiring at the annual meeting of stockholders in 2024 and until his successor has been elected and qualified or his earlier death, resignation or removal.

Item 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 based upon the votes set forth in the table below:

For	Against	Abstain
255,258,515	3,915,706	1,105,206

Item 3 – Advisory Vote to Approve Executive Compensation. The Company’s stockholders approved a nonbinding, advisory resolution approving the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
173,344,143	25,814,456	638,186	60,482,642

Item 4 – Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Executive Compensation. The Company’s stockholders approved, on an advisory basis, the recommendation of the Company’s Board of Directors that the Company’s stockholders hold future advisory votes to approve executive compensation annually, based upon the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
194,915,164	406,083	3,834,591	640,947	60,482,642

In light of the voting results on Item 4, the Company has decided to include the advisory stockholder vote to approve executive compensation in its proxy materials on an annual basis at least until the next required advisory vote on the frequency of the advisory stockholder vote to approve executive compensation.

Item 5 – Approval of the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan. The Company’s stockholders approved the First Amendment to the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
190,323,552	8,770,379	702,854	60,482,642

Item 6 – Approval of the Amended and Restated United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan. The Company’s stockholders approved the Amended and Restated United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
189,971,847	9,096,158	728,780	60,482,642

The above items are described in more detail in the Company’s Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

10.1	First Amendment to the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan

10.2	Amended and Restated United Airlines Holdings, Inc. 2006 Director Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.

By:	/s/ Robert S. Rivkin
Name:	Robert S. Rivkin
Title:	Senior Vice President and Chief Legal Officer

Date: May 30, 2023